Report of Independent
Registered Public Accounting
Firm

To the Shareholders and
 Board of Trustees of
Federated Institutional
Trust
In planning and performing
our audit of the financial
statements of Federated
Institutional High Yield
Bond Fund (the "Fund") as
 of and for the year ended
 October 31, 2008, in
accordance with the standards
of the Public Company
Accounting Oversight Board
(United States), we
considered the Fund's internal
control over financial
 reporting, including
 controls over safeguarding
securities, as a basis for
 designing
our auditing procedures
for the purpose of
 expressing our opinion
 on the financial statements
 and to
comply with the requirements
of Form N-SAR, but not for
the purpose of expressing
 an opinion on the
effectiveness of the Fund's
 internal control over
 financial reporting.
Accordingly, we express no such
opinion.
The management of the Fund
 is responsible for
establishing and maintaining
effective internal control
over financial reporting.
 In fulfilling this
 responsibility, estimates
 and judgments by management
 are
required to assess the
expected benefits and
related costs of controls.
 A company's internal control
 over
financial reporting is a
 process designed to provide
 reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
 purposes in accordance
with
generally accepted
accounting principles.
A company's internal
control over financial
reporting includes
those policies and procedures
 that (1) pertain to the
 maintenance of records that,
 in reasonable detail,
accurately and fairly
 reflect the transactions
and dispositions of the
assets of the company; (2)
provide
reasonable assurance that
 transactions are recorded
 as necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles,
 and that receipts and
expenditures of the company
are being made only in
accordance with authorizations
 of management and
directors of the company;
and (3) provide reasonable
assurance regarding prevention
 or timely detection
of unauthorized acquisition,
 use or disposition of a
company's assets that could
 have a material effect on
the financial statements.
Because of its inherent
limitations, internal
control over financial
reporting may not prevent
 or detect
misstatements. Also,
projections of any evaluation
of effectiveness to future
periods are subject to the risk
that controls may become
inadequate because of
 changes in conditions,
 or that the degree of
 compliance
with the policies or
 procedures may deteriorate.
A deficiency in internal
control over financial
reporting exists when the
 design or operation of a
control
does not allow management
or employees, in the normal
 course of performing their
assigned functions, to
prevent or detect misstatements
on a timely basis. A material
weakness is a deficiency, or a
combination
of deficiencies, in internal
 control over financial reporting,
 such that there is a reasonable
possibility that a
material misstatement of the
company's annual or interim
 financial statements will
not be prevented or
detected on a timely basis.
Our consideration of the Fund's
 internal control over financial
reporting was for the limited purpose
described in the first paragraph
and would not necessarily disclose
all deficiencies in internal
control that
might be material weaknesses under
standards established by the Public
 Company Accounting Oversight
Board (United States). However,
 we noted no deficiencies in
the Fund's internal control over
 financial
reporting and its operation,
including controls over
safeguarding securities that
we consider to be a
material weakness as defined
 above as of October 31, 2008.
This report is intended solely
 for the information and use
 of management and the Board
of Trustees of
Federated Institutional Trust
and the Securities and Exchange
Commission and is not intended
to be and
should not be used by anyone
 other than these specified parties.


       /s/ Ernst & Young LLP


Boston, Massachusetts
December 17, 2008